                        Table of Contents

                                 OVERVIEW
                   LETTER TO SHAREHOLDERS       1
                        ECONOMIC SNAPSHOT       2

                      PERFORMANCE SUMMARY
      PERFORMANCE OF A $10,000 INVESTMENT       4
                        RETURN HIGHLIGHTS       5

                    PORTFOLIO AT A GLANCE
                         TOP TEN HOLDINGS       7
                      TOP FIVE INDUSTRIES       7
         Q&A WITH YOUR PORTFOLIO MANAGERS       8
                        GLOSSARY OF TERMS      12

                           BY THE NUMBERS
                  YOUR FUND'S INVESTMENTS      13
                     FINANCIAL STATEMENTS      20
            NOTES TO FINANCIAL STATEMENTS      26
           REPORT OF INDEPENDENT AUDITORS      34

                   VAN KAMPEN INVESTMENTS
           THE VAN KAMPEN FAMILY OF FUNDS      35
BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      36
          TRUSTEE AND OFFICER INFORMATION      37

Regardless of the market environment, your investment goals don't go away.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 17, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            0.7%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 2000--December 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 00                                                                      6.50%                              3.40%
                                                                            5.50%                              3.70%
                                                                            5.50%                              3.50%
Mar 01                                                                      5.00%                              2.90%
                                                                            4.50%                              3.30%
                                                                            4.00%                              3.60%
Jun 01                                                                      3.75%                              3.20%
                                                                            3.75%                              2.70%
                                                                            3.50%                              2.70%
Sep 01                                                                      3.00%                              2.60%
                                                                            2.50%                              2.10%
                                                                            2.00%                              1.90%
Dec 01                                                                      1.75%                              1.60%
                                                                            1.75%                              1.10%
                                                                            1.75%                              1.10%
Mar 02                                                                      1.75%                              1.50%
                                                                            1.75%                              1.60%
                                                                            1.75%                              1.20%
Jun 02                                                                      1.75%                              1.10%
                                                                            1.75%                              1.50%
                                                                            1.75%                              1.80%
Sep 02                                                                      1.75%                              1.50%
                                                                            1.75%                              2.00%
                                                                            1.25%                              2.20%
Dec 02                                                                      1.25%                              2.40%

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(December 31, 1992--December 31, 2002)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                            RUSSELL 1000(R) GROWTH       STANDARD & POOR'S 500
                                                                             INDEX IS AN UNMANAGED       INDEX IS AN UNMANAGED
                                                                            INDEX THAT REFLECTS THE         INDEX GENERALLY
                                                                            GENERAL PERFORMANCE OF     REPRESENTATIVE OF THE U.S.
                                                    ENTERPRISE FUND             GROWTH STOCKS.               STOCK MARKET.
                                                    ---------------         -----------------------    --------------------------
12/92                                                  $  9426                     $ 10000                     $ 10000
                                                          9791                        9916                       10437
                                                          9874                        9763                       10488
                                                         10401                        9907                       10759
12/93                                                    10458                       10290                       11008
                                                         10125                        9837                       10591
                                                          9906                        9736                       10635
                                                         10379                       10485                       11155
12/94                                                    10439                       10564                       11153
                                                         11307                       11570                       12239
                                                         12615                       12707                       13408
                                                         13887                       13861                       14473
12/95                                                    13980                       14492                       15345
                                                         15007                       15270                       16168
                                                         15603                       16241                       16894
                                                         16359                       16827                       17416
12/96                                                    17263                       17843                       18868
                                                         17293                       17938                       19374
                                                         20104                       21331                       22756
                                                         22775                       22934                       24460
12/97                                                    22192                       23282                       25163
                                                         25514                       26810                       28672
                                                         25913                       28026                       29619
                                                         22001                       25480                       26673
12/98                                                    27419                       32294                       32352
                                                         28564                       34346                       33969
                                                         29306                       35669                       36363
                                                         28011                       34360                       34091
12/99                                                    34678                       42997                       39164
                                                         38762                       46062                       40062
                                                         36961                       44816                       38998
                                                         35718                       42403                       38620
12/00                                                    29483                       33355                       35598
                                                         23157                       26383                       31378
                                                         24516                       28605                       33214
                                                         20247                       23052                       28339
12/01                                                    23366                       26544                       31367
                                                         22391                       25857                       31454
                                                         18958                       21029                       27240
                                                         15769                       17865                       22534
12/02                                                    16449                       19141                       24434

This chart compares your fund's performance to that of the Russell 1000(R) Growth Index and the S&P 500 Index over time.

These indexes are unmanaged broad-based, statistical composites and their performance does not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The performance above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

RETURN HIGHLIGHTS

(as of December 31, 2002)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                  -29.60%    -30.16%    -30.17%
-------------------------------------------------------------------------
One-year total return(2)                -33.66%    -33.65%    -30.87%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                -6.92%     -6.75%     -6.51%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 5.10%      5.20%(3)      N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                11.26%      6.41%(3)    4.80%
-------------------------------------------------------------------------
Commencement date                      01/07/54   12/20/91   07/20/93
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

                                  PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--December 31, 2002)


1.   MICROSOFT                   4.3%
     Develops and supports a
     range of software products.

2.   PFIZER                      4.1%
     Manufactures pharmaceuticals,
     including Viagra and Lipitor, and
     consumer products such as Certs,
     Listerine and Visine.

3.   WAL-MART STORES             3.1%
     Operates discount department stores
     and warehouse membership clubs.

4.   JOHNSON & JOHNSON           2.5%
     Manufacturers health-care products,
     including Band-Aid, Tylenol and
     Motrin brands.

5.   GENERAL ELECTRIC            2.2%
     Produces appliances, lighting
     products, aircraft engines and
     plastics.

6.   AMGEN                       2.0%
     Develops and manufactures
     biotechnological products for the
     treatment of various diseases.

7.   CISCO SYSTEMS               1.8%
     Provides solutions that connect
     computing devices and computer
     networks.

8.   AMERICAN INTERNATIONAL
     GROUP (AIG)                 1.6%
     Provides insurance and other
     financial services worldwide.

9.   DELL COMPUTER CORP.         1.5%
     A computer systems company and a
     provider of computing products and
     services.

10.  FANNIE MAE                  1.5%
     Works with lenders to provide
     federally mandated mortgages to low-
     and middle-income families in the
     United States.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

 [BAR GRAPH]

                                                                     DECEMBER 31, 2002                  DECEMBER 31, 2001
                                                                     -----------------                  -----------------
Pharmaceuticals                                                             12.3%                              11.5%
Diversified Financial Services                                               7.3%                               7.8%
Systems Software                                                             6.2%                               5.6%
Banks                                                                        4.7%                               4.9%
Biotechnology                                                                3.9%                               1.8%



* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN ENTERPRISE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12-MONTHS ENDED DECEMBER 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S MULTI-CAP GROWTH TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE JEFF D. NEW, MANAGING DIRECTOR; MIKE DAVIS, EXECUTIVE DIRECTOR; MARY JAYNE MALY, EXECUTIVE DIRECTOR; AND SEAN CONNER, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   HOW DID THE FUND PERFORM
    DURING THE 12-MONTH PERIOD?

A   The fund returned -29.60 percent
for the 12-month period ended December 31, 2002. By comparison, the Standard & Poor's 500 Index, returned -22.09 percent in the period. The Russell 1000(R) Growth Index, which more closely resembles the fund, returned -27.88 percent. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance for other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial adviser.

    The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market, and the Russell 1000(R) Growth Index is an unmanaged index that reflects the general performance of growth stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional fund performance results.

Q   WHAT WERE SOME OF THE
    BROADER MARKET FACTORS THAT MADE THE INVESTING ENVIRONMENT CHALLENGING?

A   The year began with investors
hopeful that an economic rebound was going to firmly take hold and that corporate profits would improve, but unfortunately that didn't happen. Most of 2002 saw investors operating in a mixed macroeconomic environment, despite aggressive interest-rate cuts by the Federal Open Market Committee and the aforementioned investor optimism. By the second quarter, earnings estimates for companies began to decline in general, and we had a sense that the economy was weakening. By the end of the year, although the macro picture was not clearly improving, investors seemed to have a sense that the economy was stabilizing.

Q   GIVEN THIS MARKET ENVIRONMENT,
    WHAT WAS YOUR STRATEGY IN MANAGING THE FUND?

A   As we do in all types of market
conditions, we continued to use a research-oriented, bottom-up investment strategy where we focus on growth companies that we believe offer a combination of strong current or expected future business fundamentals and attractive valuations. Early in 2001, our management approach took the form of a "barbell" strategy. Using such an approach, we divided the portfolio roughly in half between two types of stocks. On one side of the barbell, we invested in defensively oriented growth companies--stocks, in other words, we thought would perform favorably in a slowing economy. On the other side of the barbell were more economically sensitive companies--those we thought would benefit if the economy significantly improved. We continue to use this barbell approach, ideally seeking companies that have, in our view, an optimal blend of strong fundamentals and attractive valuations.

    In our view, the market environment we experienced last year reinforced the barbell strategy. We believe that the barbell strategy actually helped the fund's performance. The fund's underperformance versus its benchmark was due primarily to a handful of poor performing stocks that had a significant impact on returns. During much of 2002, we viewed signs of economic growth as weak, which supports the defensive side of the barbell. However, we also want to be prepared should the economy show signs of an acceleration by having attractively valued, economically sensitive stocks on the opposite side of the barbell.

    In the final two months of the year as company fundamentals seemed to stabilize and modestly improve, we began to shift the portfolio more toward economically sensitive stocks. However, these stocks still had to fit our valuation and fundamental criteria.

Q   CAN YOU GIVE SOME EXAMPLES
    OF STOCKS OR SECTORS THAT DETRACTED FROM PERFORMANCE DURING THE PERIOD?

A   Most of the portfolio's laggards
were concentrated in the technology, industrial and consumer staples sectors, as these stocks struggled in the wake of the weakening economy. Tyco, which had been one of the portfolio's largest positions, declined sharply because of accounting and management credibility issues. We eliminated the fund's position in Tyco during the third quarter, but we reacquired some stock in November after the company installed a new CEO and appeared to resolve its accounting issues. In technology, Celestica an outsourcing company used by major technology firms to manufacture hardware for major competing communications equipment firms, struggled due to excess capacity in a weak environment, but we still view the company's long-term prospects favorably. Electronic Data Systems was another negative contributor, due to its disclosure of accounting issues related to its long-term service contracts. We had already sold some of the stock before this disclosure, and then eliminated the remainder of the position following this disclosure.

Q   WHAT WERE SOME OF THE
    STOCKS WHOSE PERFORMANCE HELPED THE FUND DURING THE REPORTING PERIOD?

A   Boston Scientific, a health-care
device company that produces a multitude of products for various surgeries and medical procedures was one of the portfolio's bright spots, as was leading pharmaceutical company Merck. In technology, Symantec, a leading producer of anti-virus computer software was another strong performer, aided by a greater focus by companies on network security after increased computer virus attacks and the September 11 terrorist attacks. BEA Systems, a web services software company, was also a positive contributor to performance. Keep in mind that not all securities held by the fund performed favorably, and there is no guarantee that these securities will continue to perform well or be held by the fund in the future. For additional fund highlights, please refer to page 7.

Q   WERE THERE ANY MAJOR PORTFOLIO
    SHIFTS DURING THE PERIOD?

A   Not really. Toward the end of the
year we did shift some assets into stocks that are more economically sensitive as we viewed the economy as stabilizing. The market did not appear to be improving significantly, but it also did not seem to be deteriorating either. From our experience, a halt in the deterioration of corporate profit outlooks can mean that fundamentals are about to improve, so we slightly increased the portfolio's tilt toward economically sensitive stocks and less toward defensive issues. But this was really a very minor shift.

Q   HOW DO YOU PLAN TO MANAGE THE
    PORTFOLIO GOING FORWARD?

A   Uncertainty is still present in
the market, and accordingly we plan to continue to our barbell investment approach. We believe it is important to select stocks carefully in this market environment. Our goal is to seek to minimize downside risk as much as possible, while still positioning the portfolio to participate in a market upturn.

    At present, we believe the economy is improving, and although we do not anticipate a massive recovery, we think the corporate profit outlook going into 2003 is better than it was a year ago. Every day we reevaluate the portfolio to determine whether the portfolio's balance of defensive and more economically sensitive stocks is appropriate. We are in contact with companies to determine if their fundamental outlook is improving or deteriorating. As we await more conclusive signs on companies' earnings prospects, we will continue to search for growth companies that meet our investment criteria of positive future fundamentals and attractive valuations.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings called Class A, Class B and Class C shares, each with varying fees and sales charges.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS  97.3%
AEROSPACE & DEFENSE  0.3%
L-3 Communications Holdings, Inc. (a)......................    122,000   $    5,479,020
                                                                         --------------

APPAREL & ACCESSORIES  0.9%
Jones Apparel Group, Inc. (a)..............................    389,000       13,786,160
                                                                         --------------
APPAREL RETAIL  1.8%
Ross Stores, Inc. .........................................    124,000        5,256,360
The Gap, Inc. .............................................    537,000        8,334,240
TJX Cos., Inc. ............................................    761,000       14,854,720
                                                                         --------------
                                                                             28,445,320
                                                                         --------------
APPLICATION SOFTWARE  2.2%
Autodesk, Inc. ............................................    296,000        4,232,800
BEA Systems, Inc. (a)......................................  1,230,000       14,108,100
Cadence Design Systems, Inc. (a)...........................    390,000        4,598,100
Electronic Arts, Inc. (a)..................................    101,000        5,026,770
Intuit, Inc. (a)...........................................    163,000        7,647,960
                                                                         --------------
                                                                             35,613,730
                                                                         --------------
BANKS  4.6%
AmSouth Bancorp............................................    188,000        3,609,600
Bank of America Corp. .....................................    234,000       16,279,380
Bank One Corp. ............................................    121,000        4,422,550
Compass Bancshares, Inc. ..................................    144,000        4,502,880
Fifth Third Bancorp........................................     92,000        5,386,600
FleetBoston Financial Corp. ...............................    146,000        3,547,800
Keycorp....................................................    170,000        4,273,800
National City Corp. .......................................    227,000        6,201,640
U.S. Bancorp...............................................    195,000        4,137,900
Wachovia Corp. ............................................    147,000        5,356,680
Washington Mutual, Inc. ...................................    222,000        7,665,660
Wells Fargo & Co. .........................................    177,000        8,295,990
                                                                         --------------
                                                                             73,680,480
                                                                         --------------
BIOTECHNOLOGY  3.8%
Amgen, Inc. (a)............................................    645,000       31,179,300
Biogen, Inc. (a)...........................................    196,000        7,851,760

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
BIOTECHNOLOGY (CONTINUED)
Genzyme Corp. (a)..........................................    475,600   $   14,063,492
Gilead Sciences, Inc. (a)..................................    238,000        8,092,000
                                                                         --------------
                                                                             61,186,552
                                                                         --------------
BREWERS  1.0%
Anheuser-Busch Cos., Inc. .................................    335,000       16,214,000
                                                                         --------------

BROADCASTING & CABLE TV  0.5%
E.W. Scripps Co. ..........................................    104,000        8,002,800
                                                                         --------------

CASINOS & GAMING  1.3%
International Game Technology (a)..........................    147,000       11,160,240
MGM MIRAGE (a).............................................    271,000        8,934,870
                                                                         --------------
                                                                             20,095,110
                                                                         --------------
COMPUTER & ELECTRONICS RETAIL  0.9%
CDW Computer Centers, Inc. (a).............................    324,700       14,238,095
                                                                         --------------

COMPUTER HARDWARE  3.5%
Dell Computer Corp. (a)....................................    875,000       23,397,500
Hewlett-Packard Co. .......................................    968,000       16,804,480
International Business Machines Corp. .....................    200,000       15,500,000
                                                                         --------------
                                                                             55,701,980
                                                                         --------------
COMPUTER STORAGE & PERIPHERALS  0.5%
Lexmark International, Inc. (a)............................    121,000        7,320,500
                                                                         --------------

CONSTRUCTION & FARM MACHINERY  0.3%
AGCO Corp. (a).............................................    241,000        5,326,100
                                                                         --------------

CONSUMER FINANCE  0.8%
Countrywide Financial Corp. ...............................    126,000        6,507,900
MBNA Corp. ................................................    369,500        7,027,890
                                                                         --------------
                                                                             13,535,790
                                                                         --------------
DATA PROCESSING SERVICES  3.7%
Affiliated Computer Services, Inc., Class A (a)............    401,000       21,112,650
Automatic Data Processing, Inc. ...........................    174,000        6,829,500
Dun & Bradstreet Corp. (a).................................    156,000        5,380,440
First Data Corp. ..........................................    535,000       18,944,350
Fiserv, Inc. (a)...........................................    194,000        6,586,300
                                                                         --------------
                                                                             58,853,240
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
DEPARTMENT STORES  1.4%
Big Lots, Inc. (a).........................................    419,000   $    5,543,370
Federated Department Stores, Inc. (a)......................    327,000        9,404,520
Kohl's Corp. (a)...........................................    120,000        6,714,000
                                                                         --------------
                                                                             21,661,890
                                                                         --------------
DISTRIBUTORS  0.6%
Coach, Inc. (a)............................................    276,000        9,085,920
                                                                         --------------

DIVERSIFIED COMMERCIAL SERVICES  1.1%
Ecolab, Inc. ..............................................    273,000       13,513,500
Equifax, Inc. .............................................    173,000        4,003,220
                                                                         --------------
                                                                             17,516,720
                                                                         --------------
DIVERSIFIED FINANCIAL SERVICES  7.1%
American Express Co. ......................................    232,000        8,201,200
Bear Stearns Cos., Inc. ...................................    154,000        9,147,600
Citigroup, Inc. ...........................................    628,000       22,099,320
Fannie Mae.................................................    360,000       23,158,800
Freddie Mac................................................    253,000       14,939,650
Goldman Sachs Group, Inc. .................................     53,000        3,609,300
J.P. Morgan Chase & Co. ...................................    349,000        8,376,000
Lehman Brothers Holdings, Inc. ............................    102,000        5,435,580
Merrill Lynch & Co., Inc. .................................    129,000        4,895,550
SLM Corp. .................................................     93,000        9,658,980
T. Rowe Price Group, Inc. .................................    141,000        3,846,480
                                                                         --------------
                                                                            113,368,460
                                                                         --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  1.6%
Celestica, Inc. (Canada) (a)...............................    650,700        9,174,870
QLogic Corp. (a)...........................................    253,400        8,744,834
Tech Data Corp. (a)........................................    269,000        7,252,240
                                                                         --------------
                                                                             25,171,944
                                                                         --------------
GENERAL MERCHANDISE STORES  3.0%
Wal-Mart Stores, Inc. .....................................    947,000       47,832,970
                                                                         --------------

HEALTH CARE EQUIPMENT  3.0%
Boston Scientific Corp. (a)................................    268,000       11,395,360
Medtronic, Inc. ...........................................    396,000       18,057,600
Stryker Corp. .............................................    140,000        9,396,800
Zimmer Holdings, Inc. (a)..................................    219,000        9,092,880
                                                                         --------------
                                                                             47,942,640
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
HEALTH CARE SUPPLIES  1.2%
Alcon, Inc. (Switzerland) (a)..............................    272,900   $   10,765,905
Allergan, Inc. ............................................    138,000        7,951,560
                                                                         --------------
                                                                             18,717,465
                                                                         --------------
HOUSEHOLD PRODUCTS  1.2%
Procter & Gamble Co. ......................................    228,000       19,594,320
                                                                         --------------

HOUSEWARES & SPECIALTIES  0.7%
Newell Rubbermaid, Inc. ...................................    388,000       11,768,040
                                                                         --------------

INDUSTRIAL CONGLOMERATES  3.7%
3M Co. ....................................................     96,000       11,836,800
General Electric Co. ......................................  1,391,000       33,870,850
Tyco International Ltd. (Bermuda)..........................    771,000       13,168,680
                                                                         --------------
                                                                             58,876,330
                                                                         --------------
INDUSTRIAL MACHINERY  1.4%
Danaher Corp. .............................................     82,000        5,387,400
Eaton Corp. ...............................................    119,000        9,295,090
Ingersoll-Rand Co., Class A (Bermuda)......................    173,000        7,449,380
                                                                         --------------
                                                                             22,131,870
                                                                         --------------
INSURANCE BROKERS  0.4%
Marsh & McLennan Cos., Inc. ...............................    122,000        5,637,620
                                                                         --------------

INTEGRATED OIL & GAS  0.5%
ConocoPhillips.............................................    149,992        7,258,113
                                                                         --------------

INTERNET SOFTWARE & SERVICES  0.5%
Yahoo!, Inc. (a)...........................................    502,900        8,222,415
                                                                         --------------

LIFE & HEALTH INSURANCE  0.8%
Prudential Financial, Inc. ................................    217,000        6,887,580
Torchmark Corp. ...........................................    149,000        5,442,970
                                                                         --------------
                                                                             12,330,550
                                                                         --------------
MANAGED HEALTH CARE  1.7%
Anthem, Inc. (a)...........................................    137,000        8,617,300
Caremark Rx, Inc. (a)......................................    414,000        6,727,500
UnitedHealth Group, Inc. ..................................     68,000        5,678,000
Wellpoint Health Networks, Inc. (a)........................     84,000        5,977,440
                                                                         --------------
                                                                             27,000,240
                                                                         --------------
MOTORCYCLE MANUFACTURERS  0.7%
Harley-Davidson, Inc. .....................................    246,000       11,365,200
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
MOVIES & ENTERTAINMENT  1.3%
AOL Time Warner, Inc. (a)..................................    663,000   $    8,685,300
Viacom, Inc. (a)...........................................    290,000       11,820,400
                                                                         --------------
                                                                             20,505,700
                                                                         --------------
MULTI-LINE INSURANCE  1.5%
American International Group, Inc. ........................    426,000       24,644,100
                                                                         --------------

NETWORKING EQUIPMENT  1.7%
Cisco Systems, Inc. (a)....................................  2,097,000       27,470,700
                                                                         --------------

OFFICE SERVICES & SUPPLIES  0.4%
Pitney Bowes, Inc. ........................................    181,000        5,911,460
                                                                         --------------

OIL & GAS DRILLING  1.5%
GlobalSantaFe Corp. .......................................    507,000       12,330,240
Noble Corp. (a)............................................    352,000       12,372,800
                                                                         --------------
                                                                             24,703,040
                                                                         --------------
OIL & GAS EQUIPMENT & SERVICES  0.3%
Smith International, Inc. (a)..............................    158,000        5,153,960
                                                                         --------------

OIL & GAS EXPLORATION & PRODUCTION  1.3%
Apache Corp. ..............................................    174,000        9,916,260
EOG Resources, Inc. .......................................    288,000       11,496,960
                                                                         --------------
                                                                             21,413,220
                                                                         --------------
OIL & GAS REFINING & MARKETING  0.7%
Valero Energy Corp. .......................................    309,000       11,414,460
                                                                         --------------

PACKAGED FOODS  1.5%
Kellogg Co. ...............................................    432,000       14,804,640
Sara Lee Corp. ............................................    381,000        8,576,310
                                                                         --------------
                                                                             23,380,950
                                                                         --------------
PERSONAL PRODUCTS  0.7%
Avon Products, Inc. .......................................    215,000       11,582,050
                                                                         --------------

PHARMACEUTICALS  11.9%
Abbott Laboratories........................................    395,000       15,800,000
Bristol-Myers Squibb Co. ..................................    344,000        7,963,600
Eli Lilly & Co. ...........................................    123,000        7,810,500
Forest Laboratories, Inc. (a)..............................     80,000        7,857,600
Johnson & Johnson..........................................    716,000       38,456,360
Merck & Co., Inc. .........................................    166,000        9,397,260
Mylan Laboratories, Inc. ..................................    301,000       10,504,900

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
PHARMACEUTICALS (CONTINUED)
Pfizer, Inc. ..............................................  2,095,500   $   64,059,435
Teva Pharmaceutical Industries, Ltd.--ADR (Israel).........    425,000       16,409,250
Wyeth......................................................    343,000       12,828,200
                                                                         --------------
                                                                            191,087,105
                                                                         --------------
PROPERTY & CASUALTY INSURANCE  0.7%
Allstate Corp. ............................................    132,000        4,882,680
Travelers Property Casualty Corp., Class A (a).............    367,369        5,381,956
Travelers Property Casualty Corp., Class B (a).............     54,685          801,135
                                                                         --------------
                                                                             11,065,771
                                                                         --------------
PUBLISHING & PRINTING  1.3%
Gannett Co., Inc. .........................................    166,000       11,918,800
New York Times Co., Class A................................    212,000        9,694,760
                                                                         --------------
                                                                             21,613,560
                                                                         --------------
RESTAURANTS  1.1%
Brinker International, Inc. (a)............................    170,000        5,482,500
Darden Restaurants, Inc. ..................................    353,500        7,229,075
Starbucks Corp. (a)........................................    265,000        5,400,700
                                                                         --------------
                                                                             18,112,275
                                                                         --------------
SEMICONDUCTOR EQUIPMENT  0.5%
Lam Research Corp. (a).....................................    411,000        4,438,800
Novellus Systems, Inc. (a).................................    119,000        3,341,520
                                                                         --------------
                                                                              7,780,320
                                                                         --------------
SEMICONDUCTORS  2.1%
Fairchild Semiconductor International, Inc., Class A (a)...    497,000        5,322,870
Intel Corp. ...............................................    899,000       13,997,430
Microchip Technology, Inc. ................................    170,000        4,156,500
Micron Technology, Inc. (a)................................    481,000        4,684,940
STMicroelectronics NV (Switzerland)........................    318,000        6,204,180
                                                                         --------------
                                                                             34,365,920
                                                                         --------------
SOFT DRINKS  0.9%
PepsiCo, Inc. .............................................    342,000       14,439,240
                                                                         --------------

SPECIALTY STORES  2.3%
AutoZone, Inc. (a).........................................    150,000       10,597,500
Bed Bath & Beyond, Inc. (a)................................    246,000        8,494,380
Office Depot, Inc. (a).....................................    469,000        6,922,440
Staples, Inc. (a)..........................................    616,000       11,272,800
                                                                         --------------
                                                                             37,287,120
                                                                         --------------
SYSTEMS SOFTWARE  6.0%
Computer Associates International, Inc. ...................    360,000        4,860,000
Microsoft Corp. ...........................................  1,284,000       66,382,800

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
SYSTEMS SOFTWARE (CONTINUED)
Network Associates, Inc. (a)...............................    339,000   $    5,454,510
Symantec Corp. (a).........................................    491,000       19,890,410
                                                                         --------------
                                                                             96,587,720
                                                                         --------------
TELECOMMUNICATIONS EQUIPMENT  2.4%
Motorola, Inc. ............................................  1,144,000        9,895,600
Nokia Corp.--ADR (Finland).................................  1,018,000       15,779,000
Tellabs, Inc. (a)..........................................  1,062,000        7,720,740
UTStarcom, Inc. (a)........................................    282,000        5,592,060
                                                                         --------------
                                                                             38,987,400
                                                                         --------------
WIRELESS TELECOMMUNICATION SERVICES  0.5%
AT&T Wireless Services, Inc. (a)...........................  1,356,000        7,661,400
                                                                         --------------

TOTAL LONG-TERM INVESTMENTS  97.3%
  (Cost $1,671,207,800)...............................................    1,558,129,055

REPURCHASE AGREEMENT  3.2%
State Street Bank & Trust Co. ($52,149,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 12/31/02, to
  be sold on 01/02/03 at $52,152,042) (Cost $52,149,000)..............       52,149,000
                                                                         --------------

TOTAL INVESTMENTS  100.5%
  (Cost $1,723,356,800)...............................................    1,610,278,055
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.5%).........................       (8,499,512)
                                                                         --------------

NET ASSETS  100.0%....................................................   $1,601,778,543
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2002

ASSETS:
Total Investments (Cost $1,723,356,800).....................  $1,610,278,055
Receivables:
  Fund Shares Sold..........................................       1,540,687
  Dividends.................................................       1,250,263
  Interest..................................................           1,521
Other.......................................................         217,083
                                                              --------------
    Total Assets............................................   1,613,287,609
                                                              --------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       4,046,183
  Investments Purchased.....................................       3,953,909
  Distributor and Affiliates................................       1,986,595
  Investment Advisory Fee...................................         675,412
  Custodian Bank............................................          55,492
Accrued Expenses............................................         509,135
Trustees' Deferred Compensation and Retirement Plans........         282,340
                                                              --------------
    Total Liabilities.......................................      11,509,066
                                                              --------------
NET ASSETS..................................................  $1,601,778,543
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $2,674,400,559
Accumulated Net Investment Loss.............................        (354,127)
Net Unrealized Depreciation.................................    (113,078,745)
Accumulated Net Realized Loss...............................    (959,189,144)
                                                              --------------
NET ASSETS..................................................  $1,601,778,543
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,152,877,462 and 122,147,119 shares of
    beneficial interest issued and outstanding).............  $         9.44
    Maximum sales charge (5.75%* of offering price).........             .58
                                                              --------------
    Maximum offering price to public........................  $        10.02
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $403,249,466 and 45,827,261 shares of
    beneficial interest issued and outstanding).............  $         8.80
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $45,651,615 and 5,124,515 shares of
    beneficial interest issued and outstanding).............  $         8.91
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $21,942).....  $  19,588,855
Interest....................................................        860,386
                                                              -------------
    Total Income............................................     20,449,241
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................      9,490,722
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $3,436,710, $5,231,162 and $620,613,
  respectively).............................................      9,288,485
Shareholder Services........................................      6,079,013
Custody.....................................................        183,477
Legal.......................................................         72,893
Trustees' Fees and Related Expenses.........................         46,593
Other.......................................................      1,066,530
                                                              -------------
    Total Expenses..........................................     26,227,713
    Less Credits Earned on Cash Balances....................         44,092
                                                              -------------
    Net Expenses............................................     26,183,621
                                                              -------------
NET INVESTMENT LOSS.........................................  $  (5,734,380)
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(504,021,297)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    109,301,968
  End of the Period.........................................   (113,078,745)
                                                              -------------
Net Unrealized Depreciation During the Period...............   (222,380,713)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(726,402,010)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(732,136,390)
                                                              =============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2002    DECEMBER 31, 2001
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss..............................  $   (5,734,380)      $  (10,713,482)
Net Realized Loss................................    (504,021,297)        (363,025,648)
Net Unrealized Depreciation During the Period....    (222,380,713)        (350,376,285)
                                                   --------------       --------------
Change in Net Assets from Operations.............    (732,136,390)        (724,115,415)
                                                   --------------       --------------

Distributions from Net Realized Gain:
  Class A Shares.................................             -0-           (3,046,787)
  Class B Shares.................................             -0-           (1,388,720)
  Class C Shares.................................             -0-             (172,225)
                                                   --------------       --------------
Total Distributions..............................             -0-           (4,607,732)
                                                   --------------       --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................    (732,136,390)        (728,723,147)
                                                   --------------       --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     343,950,225          505,703,817
Net Asset Value of Shares Issued Through
  Dividend Reinvestment..........................             -0-            4,272,801
Cost of Shares Repurchased.......................    (559,231,151)        (641,493,957)
                                                   --------------       --------------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS...........................    (215,280,926)        (131,517,339)
                                                   --------------       --------------
TOTAL DECREASE IN NET ASSETS.....................    (947,417,316)        (860,240,486)
NET ASSETS:......................................
Beginning of the Period..........................   2,549,195,859        3,409,436,345
                                                   --------------       --------------
End of the Period (Including accumulated net
  investment loss of $354,127 and
  $309,561, respectively)........................  $1,601,778,543       $2,549,195,859
                                                   ==============       ==============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED DECEMBER 31,
CLASS A SHARES                           ----------------------------------------------------
                                         2002 (b)     2001       2000       1999       1998
                                         ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................ $  13.41   $  16.95   $  22.77   $  20.63   $  17.41
                                         --------   --------   --------   --------   --------
  Net Investment Income/Loss............     (.01)      (.02)      (.08)      (.03)       .06
  Net Realized and Unrealized
    Gain/Loss...........................    (3.96)     (3.50)     (3.17)      5.20       3.98
                                         --------   --------   --------   --------   --------
Total from Investment Operations........    (3.97)     (3.52)     (3.25)      5.17       4.04
                                         --------   --------   --------   --------   --------
Less:
  Distributions from Net
    Investment Income...................      -0-        -0-        -0-        -0-        .05
  Distributions from Net
    Realized Gain.......................      -0-        .02       2.57       3.03        .77
                                         --------   --------   --------   --------   --------
Total Distributions.....................      -0-        .02       2.57       3.03        .82
                                         --------   --------   --------   --------   --------
NET ASSET VALUE, END OF THE PERIOD...... $   9.44   $  13.41   $  16.95   $  22.77   $  20.63
                                         ========   ========   ========   ========   ========

Total Return (a)........................  -29.60%    -20.75%    -14.98%     26.56%     23.56%
Net Assets at End of the Period
  (In millions)......................... $1,152.9   $1,770.4   $2,293.4   $2,591.1   $2,137.4
Ratio of Expenses to Average
  Net Assets............................    1.08%      1.05%       .89%       .91%       .94%
Ratio of Net Investment Income/Loss to
  Average Net Assets....................    (.06%)     (.15%)     (.30%)     (.13%)      .32%
Portfolio Turnover......................      93%        90%       117%       111%        72%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        YEAR ENDED DECEMBER 31,
CLASS B SHARES                            ----------------------------------------------------
                                          2002 (b)   2001 (b)   2000 (b)     1999     1998 (b)
                                          ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD............................. $ 12.60    $ 16.05    $ 21.88    $  20.07    $17.06
                                          -------    -------    -------    --------    ------
  Net Investment Loss....................    (.09)      (.12)      (.23)       (.15)     (.09)
  Net Realized and Unrealized
    Gain/Loss............................   (3.71)     (3.31)     (3.03)       4.99      3.88
                                          -------    -------    -------    --------    ------
Total from Investment Operations.........   (3.80)     (3.43)     (3.26)       4.84      3.79
Less Distributions from Net
  Realized Gain..........................     -0-        .02       2.57        3.03       .78
                                          -------    -------    -------    --------    ------
NET ASSET VALUE, END OF THE PERIOD....... $  8.80    $ 12.60    $ 16.05    $  21.88    $20.07
                                          =======    =======    =======    ========    ======

Total Return (a)......................... -30.16%    -21.35%    -15.65%      25.54%    22.65%
Net Assets at End of the Period
  (In millions).......................... $ 403.2    $ 693.8    $ 976.5    $1,020.8    $816.3
Ratio of Expenses to Average
  Net Assets.............................   1.85%      1.80%      1.67%       1.67%     1.74%
Ratio of Net Investment Loss to Average
  Net Assets.............................   (.83%)     (.91%)    (1.09%)      (.91%)    (.49%)
Portfolio Turnover.......................     93%        90%       117%        111%       72%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        YEAR ENDED DECEMBER 31,
CLASS C SHARES                             --------------------------------------------------
                                           2002 (b)   2001 (b)   2000 (b)    1999    1998 (b)
                                           --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.. $ 12.76    $ 16.25    $ 22.09    $20.24    $17.19
                                           -------    -------    -------    ------    ------
  Net Investment Loss.....................    (.09)      (.12)      (.21)     (.14)     (.09)
  Net Realized and Unrealized Gain/Loss...   (3.76)     (3.35)     (3.06)     5.02      3.91
                                           -------    -------    -------    ------    ------
Total from Investment Operations..........   (3.85)     (3.47)     (3.27)     4.88      3.82
Less Distributions from Net
  Realized Gain...........................     -0-        .02       2.57      3.03       .77
                                           -------    -------    -------    ------    ------
NET ASSET VALUE, END OF THE PERIOD........ $  8.91    $ 12.76    $ 16.25    $22.09    $20.24
                                           =======    =======    =======    ======    ======

Total Return (a).......................... -30.17%    -21.33%    -15.54%    25.59%    22.65%
Net Assets at End of the Period
  (In millions)........................... $  45.7    $  85.0    $ 124.2    $117.9    $ 86.0
Ratio of Expenses to Average
  Net Assets (c)..........................   1.85%      1.80%      1.55%     1.68%     1.74%
Ratio of Net Investment Loss to Average
  Net Assets..............................   (.83%)     (.91%)     (.96%)    (.90%)    (.48%)
Portfolio Turnover........................     93%        90%       117%      111%       72%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2000.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Enterprise Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks. The Fund commenced investment operations on January 7, 1954. The distribution of the Fund's Class B and Class C Shares commenced on December 20, 1991 and July 20, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Premiums on debt securities are amortized and discounts are accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $876,530,242 which will expire between December 31, 2009 and December 31, 2010.

    At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $1,769,149,438
                                                                ==============
Gross tax unrealized appreciation...........................        66,357,035
Gross tax unrealized depreciation...........................      (225,228,418)
                                                                --------------
Net tax unrealized depreciation on investments..............    $ (158,871,383)
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                                              2002       2001
Distributions paid from:
Long-term capital gain......................................  $-0-    $4,607,732

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting for the 2002 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent difference relating to the Fund's investment in other regulated investment companies totaling $13,357 was reclassified from accumulated net investment loss to accumulated net realized loss and a permanent difference relating to a net operating loss totaling $5,703,171 was reclassified from accumulated net investment loss to capital.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended December 31, 2002, the Fund's custody fee was reduced by $44,092 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $1 billion............................................       0.50%
Next $1 billion.............................................       0.45%
Next $1 billion.............................................       0.40%
Over $3 billion.............................................       0.35%

    For the year ended December 31, 2002, the Fund recognized expenses of approximately $72,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended December 31, 2002, the Fund recognized expenses of approximately $125,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 2002, the Fund recognized expenses of approximately $5,416,600 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $170,626 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended December 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $155,430.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

3. CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $1,719,120,604, $847,640,407, and
$107,639,548 for Classes A, B, and C, respectively. For the year ended December 31, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   23,034,232    $ 253,655,843
  Class B...............................................    7,575,134       79,548,720
  Class C...............................................    1,027,155       10,745,662
                                                          -----------    -------------
Total Sales.............................................   31,636,521    $ 343,950,225
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................          -0-    $         -0-
  Class B...............................................          -0-              -0-
  Class C...............................................          -0-              -0-
                                                          -----------    -------------
Total Dividend Reinvestment.............................          -0-    $         -0-
                                                          ===========    =============
Repurchases:
  Class A...............................................  (32,904,883)   $(355,327,779)
  Class B...............................................  (16,811,643)    (176,789,536)
  Class C...............................................   (2,569,912)     (27,113,836)
                                                          -----------    -------------
Total Repurchases.......................................  (52,286,438)   $(559,231,151)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    At December 31, 2001, capital aggregated $1,824,897,388, $946,317,002,
$124,170,266, and $0 for Classes A, B, C, and D, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   23,139,864    $ 324,328,369
  Class B...............................................   11,892,969      159,436,241
  Class C...............................................    1,543,377       21,050,355
  Class D...............................................       55,920          888,852
                                                          -----------    -------------
Total Sales.............................................   36,632,130    $ 505,703,817
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................      216,523    $   2,801,803
  Class B...............................................      107,056        1,310,367
  Class C...............................................       12,965          160,631
  Class D...............................................          -0-              -0-
                                                          -----------    -------------
Total Dividend Reinvestment.............................      336,544    $   4,272,801
                                                          ===========    =============
Repurchases:
  Class A...............................................  (26,624,205)   $(363,877,670)
  Class B...............................................  (17,765,078)    (229,417,857)
  Class C...............................................   (2,534,082)     (33,045,905)
  Class D...............................................     (963,315)     (15,152,525)
                                                          -----------    -------------
Total Repurchases.......................................  (47,886,680)   $(641,493,957)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended December 31, 2002 and 2001, 1,990,770 and 3,215,984, Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended December 31, 2002 and 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and within one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended December 31, 2002, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $605,000 and CDSC on redeemed shares of Class B and C of approximately $1,197,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,850,009,158, and $2,093,748,931, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2002 are payments retained by Van Kampen of approximately $4,395,000 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $202,200.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $12,956,300 and $602,500 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Enterprise Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Enterprise Fund (the "Fund"), including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Enterprise Fund at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 7, 2003

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN ENTERPRISE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)      Trustee      Trustee     Private investor.              55
1632 Morning Mountain Road               since 1991  Trustee/Director of funds
Raleigh, NC 27614                                    in the Fund Complex.
                                                     Co-founder, and prior to
                                                     August 1996, Chairman,
                                                     Chief Executive Officer
                                                     and President, MDT
                                                     Corporation (now known as
                                                     Getinge/Castle, Inc., a
                                                     subsidiary of Getinge
                                                     Industrier AB), a company
                                                     which develops,
                                                     manufactures, markets and
                                                     services medical and
                                                     scientific equipment.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (64)        Trustee      Trustee     Trustee/Director of funds      55       Director of Amgen Inc., a
33971 Selva Road                         since 1999  in the Fund Complex.                    biotechnological company,
Suite 130                                            Prior to January 1999,                  and Director of Valero
Dana Point, CA 92629                                 Chairman and Chief                      Energy Corporation, an
                                                     Executive Officer of the                independent refining
                                                     Allstate Corporation                    company.
                                                     ("Allstate") and Allstate
                                                     Insurance Company. Prior
                                                     to January 1995,
                                                     President and Chief
                                                     Executive Officer of
                                                     Allstate. Prior to August
                                                     1994, various management
                                                     positions at Allstate.

Linda Hutton Heagy (54)     Trustee      Trustee     Regional Managing Partner      55
Sears Tower                              since 1995  of Heidrick & Struggles,
233 South Wacker Drive                               an executive search firm.
Suite 7000                                           Trustee/ Director of
Chicago, IL 60606                                    funds in the Fund
                                                     Complex. Trustee on the
                                                     University of Chicago
                                                     Hospitals Board, Vice
                                                     Chair of the Board of the
                                                     YMCA of Metropolitan
                                                     Chicago and a member of
                                                     the Women's Board of the
                                                     University of Chicago.
                                                     Prior to 1997, Partner,
                                                     Ray & Berndtson, Inc., an
                                                     executive recruiting
                                                     firm. Prior to 1996,
                                                     Trustee of The
                                                     International House
                                                     Board, a fellowship and
                                                     housing organization for
                                                     international graduate
                                                     students. Formerly,
                                                     Executive Vice President
                                                     of ABN AMRO, N.A., a
                                                     Dutch bank holding
                                                     company. Prior to 1992,
                                                     Executive Vice President
                                                     of La Salle National
                                                     Bank.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (50)       Trustee      Trustee     Director and President,        55
11 DuPont Circle, N.W.                   since 1995  German Marshall Fund of
Washington, D.C. 20016                               the United States, an
                                                     independent U.S.
                                                     foundation created to
                                                     deepen understanding,
                                                     promote collaboration and
                                                     stimulate exchanges of
                                                     practical experience
                                                     between Americans and
                                                     Europeans.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.
                                                     Formerly, advisor to the
                                                     Dennis Trading Group
                                                     Inc., a managed futures
                                                     and option company that
                                                     invests money for
                                                     individuals and
                                                     institutions. Prior to
                                                     1992, President and Chief
                                                     Executive Officer,
                                                     Director and member of
                                                     the Investment Committee
                                                     of the Joyce Foundation,
                                                     a private foundation.

Jack E. Nelson (67)         Trustee      Trustee     President, Nelson              55
423 Country Club Drive                   since 1995  Investment Planning
Winter Park, FL 32789                                Services, Inc., a
                                                     financial planning
                                                     company and registered
                                                     investment adviser in the
                                                     State of Florida.
                                                     President, Nelson Ivest
                                                     Brokerage Services Inc.,
                                                     a member of the National
                                                     Association of Securities
                                                     Dealers, Inc. and
                                                     Securities Investors
                                                     Protection Corp.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (61)     Trustee      Trustee     Chief Communications           55       Director of Neurogen
2101 Constitution Ave.,                  since 1999  Officer of the National                 Corporation, a
N.W.                                                 Academy of                              pharmaceutical company,
Room 285                                             Sciences/National                       since January 1998.
Washington, D.C. 20418                               Research Council, an
                                                     independent, federally
                                                     chartered policy
                                                     institution, since 2001
                                                     and previously Chief
                                                     Operating Officer from
                                                     1993 to 2001.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.
                                                     Director of the Institute
                                                     for Defense Analyses, a
                                                     federally funded research
                                                     and development center,
                                                     Director of the German
                                                     Marshall Fund of the
                                                     United States, Trustee of
                                                     Colorado College and Vice
                                                     Chair of the Board of the
                                                     Council for Excellence in
                                                     Government. Prior to
                                                     1993, Executive Director
                                                     of the Commission on
                                                     Behavioral and Social
                                                     Sciences and Education at
                                                     the National Academy of
                                                     Sciences/National
                                                     Research Council. From
                                                     1980 through 1989,
                                                     Partner of Coopers &
                                                     Lybrand.

INTERESTED TRUSTEES:*

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)     Trustee,     Trustee     President and Chief            55
1221 Avenue of the          President    since       Executive Officer of the
Americas                    and Chief    1999;       funds in the Fund Complex
New York, NY 10020          Executive    President   since November 2002.
                            Officer      and Chief   Trustee/Director of
                                         Executive   certain funds in the Fund
                                         Officer     Complex since 1999.
                                         since 2002  President and Chief
                                                     Operating Officer of
                                                     Morgan Stanley Investment
                                                     Management since December
                                                     1998. President and
                                                     Director since April 1997
                                                     and Chief Executive
                                                     Officer since June 1998
                                                     of Morgan Stanley
                                                     Investment Advisors Inc.
                                                     and Morgan Stanley
                                                     Services Company Inc.
                                                     Chairman, Chief Executive
                                                     Officer and Director of
                                                     Morgan Stanley
                                                     Distributors Inc. since
                                                     June 1998. Chairman since
                                                     June 1998, and Director
                                                     since January 1998 of
                                                     Morgan Stanley Trust.
                                                     Director of various
                                                     Morgan Stanley
                                                     subsidiaries. President
                                                     of the Morgan Stanley
                                                     Funds since May 1999.
                                                     Previously Chief
                                                     Strategic Officer of
                                                     Morgan Stanley Investment
                                                     Advisors Inc. and Morgan
                                                     Stanley Services Company
                                                     Inc. and Executive Vice
                                                     President of Morgan
                                                     Stanley Distributors Inc.
                                                     April 1997-June 1998,
                                                     Vice President of the
                                                     Morgan Stanley Funds May
                                                     1997-April 1999, and
                                                     Executive Vice President
                                                     of Dean Witter, Discover
                                                     & Co. prior to May 1997.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III*     Trustee      Trustee     Trustee/Director of funds      92
(57)                                     since 1999  in the Fund Complex.
1 Parkview Plaza                                     Prior to December 2002,
P.O. Box 5555                                        Chairman, President,
Oakbrook Terrace, IL 60181                           Chief Executive Officer,
                                                     Director and Managing
                                                     Director of Van Kampen
                                                     Investments and its
                                                     investment advisory,
                                                     distribution and other
                                                     subsidiaries. Prior to
                                                     December 2002, President
                                                     and Chief Executive
                                                     Officer of funds in the
                                                     Fund Complex. Prior to
                                                     May 1998, Executive Vice
                                                     President and Director of
                                                     Marketing at Morgan
                                                     Stanley and Director of
                                                     Dean Witter, Discover &
                                                     Co. and Dean Witter
                                                     Realty. Prior to 1996,
                                                     Director of Dean Witter
                                                     Reynolds Inc.

Wayne W. Whalen* (63)       Trustee      Trustee     Partner in the law firm        92
333 West Wacker Drive                    since 1995  of Skadden, Arps, Slate,
Chicago, IL 60606                                    Meagher & Flom
                                                     (Illinois), legal counsel
                                                     to funds in the Fund
                                                     Complex.
                                                     Trustee/Director/
                                                     Managing General Partner
                                                     of funds in the Fund
                                                     Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                               since 1998  Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                             funds in the Fund Complex. Prior to December 2000, Executive
                                                              Vice President and Chief Investment Officer of Van Kampen
                                                              Investments, and President and Chief Operating Officer of
                                                              the Advisers. Prior to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity Investments of the
                                                              Advisers. Prior to October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                              February 1998, Senior Vice President and Portfolio Manager
                                                              of Van Kampen American Capital Asset Management, Inc., Van
                                                              Kampen American Capital Investment Advisory Corp. and Van
                                                              Kampen American Capital Management, Inc.

Joseph J. McAlinden (60)      Chief Investment    Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer             since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                            Management Inc. and Morgan Stanley Investments LP and
                                                              Director of Morgan Stanley Trust for over 5 years.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (46)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                  Distributor, Investor Services and certain other
New York, NY 10020                                            subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.

John R. Reynoldson (49)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co-head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.

John L. Sullivan (47)         Vice President,     Officer     Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

John H. Zimmermann, III (45)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
12, 112, 212                                                   Member NASD/SIPC.
ENT ANR 2/03                                                     9471B03-AP-2/03